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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 14(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 26, 2002
                                                        -------------

                            PSYCHEMEDICS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State if Other Jurisdiction of Incorporation)

        1-13738                                           58-1701987
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(Commission File Number)                    (I.R.S. Employer Identification No.)

1280 Massachusetts Ave., Suite 200, Cambridge, MA                      02138
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   (Address of Principal Executive Offices)                          (Zip Code)

                                 (617-868-7455)
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Information required by Item 304(a)(1) of Regulation S-K.

    (i) Arthur Andersen LLP was dismissed as the Registrant's independent accountants effective as of the close of business on June 26, 2002.

    (ii) The reports of Arthur Andersen LLP on the consolidated financial statements of the Registrant at December 31, 2000 and December 31, 2001, and for the three years ended December 31, 2001, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

    (iii) The decision to change accountants was recommended by the Audit Committee of the Registrant's Board of Directors, and approved by the full Board of Directors of the Registrant. A new independent public accounting firm has not yet been engaged to act as Psychemedics Corporation's auditors.

    (iv) In connection with its audits for the two most recent fiscal years and through March 31, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference thereto in their report on the financial statements for such years.

    (v) During the two most recent fiscal years and through March 31, 2002 there have been no reportable events (as defined in Regulation S-K
          Item 304 (a)(1)(v)).

(b) The Registrant has requested that Arthur Andersen LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 26, 2002, is filed as Exhibit 16 to this form 8-K.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.                           DESCRIPTION
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    16          Letter from Arthur Andersen LLP to the Securities and Exchange
                Commission dated June 26, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PSYCHEMEDICS CORPORATION
Dated: June 26, 2002


                                    By: /s/ Peter C. Monson
                                       -----------------------------------------
                                       Peter C. Monson, Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 26, 2002.